UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2006

    Greenville First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

112 Haywood Road, Greenville, S.C.	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 8, 2006, the company filed a Form 8-K to announce the appointment of F. Justin Strickland as President of the Company and the Bank.  Information regarding Mr. Stickland's base pay was included in the original Form 8-K, but information regarding his signing bonus, equity compensation and supplemental retirement/salary continuation agreement were inadvertently not included in the original Form 8-K.  This Form 8-K/A is being filed to reflect such information.

No other changes were made to the original Form 8-K filing or the attached press release as Exhibit 99.1.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Appointment of Principal Officers.

On November 8, 2006, Greenville First Bancshares, Inc. (the "Company"), announced that F. Justin Strickland has been named president of the Company and its wholly owned subsidiary, Greenville First Bank, N.A. (the "Bank").   R. Arthur Seaver, Jr., who has served as president of the Bank and the Company since its inception in 1999, will continue as chief executive officer of the Bank and Company.

The base salary for Mr. Strickland will be $175,000.  The Company has agreed to pay Mr. Strickland a signing bonus of $55,000, to grant on November 10, 2006 options to purchase 10,000 shares of Company common stock (which will vest over four years and will expire in ten years) with an exercise price equal to the closing price of the Company's common stock on such grant date, to grant 2,500 shares of Company common stock under the Company's 2006 Restricted Stock Plan (which shares will vest over four years) and to provide a supplemental retirement/salary continuation agreement by which the Company will provide a post retirement annual benefit of $100,000 for Mr. Strickland's lifetime or, in the event of his death within 15 years of retirement, for 15 years (and pre-retirement death benefit from bank-owned life insurance equal to three times salary).  The Company and Mr. Strickland have formalized a written employment agreement that was filed by the Company on a Form 8-K on December 14, 2006.

Strickland has twenty years of banking experience.  For the past fourteen years he has held various executive positions with Carolina First Bank.  For the past seven years, he held the position of Midlands Market President for Carolina First Bank in Columbia, South Carolina.  Mr. Strickland is a graduate of the University of South Carolina, The South Carolina Bankers School, and the Graduate School of Banking of the South at LSU.  He is currently Chairman Elect of the South Carolina Bankers Association and received its Outstanding Young Banker award in 1999.

 A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

            (c)        Exhibits

            Exhibit No.       Exhibit

            99.1                  Press Release announcing the appointment of F. Justin Strickland as president.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                GREENVILLE FIRST BANCSHARES, INC.

                                                                                                                                                                                                By:        /s/James M. Austin, III

                                                                                                                                                                                                Name:   James M. Austin, III

                                                                                                                                                                                                Title:     Chief Financial Officer

Dated: December 21, 2006

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EXHIBIT INDEX
Exhibit
Number   Description

99.1      Press Release announcing the appointment of F. Justin Strickland as president.

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